SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report:
(Date of earliest event reported):               Commission File No.:
----------------------------------               --------------------
    December 7, 2001                                   0-12169


                       Solar Satellite Communication, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                                    84-0907644
 ------------------------------                  -----------------------
(State or other jurisdiction of                  IRS Identification No.)
incorporation or organization)


                7926 Jones Branch Dr., Suite 330 McLean VA 22102
                ------------------------------------------------
                    (Address of principal executive offices)


                                  703-847-4600
                            -------------------------
                            (Issuer telephone number)


                   -------------------------------------------
                   (Former name, if changed since last report)


           6300 South Syracuse Way, Suite 293, Englewood, Colorado 8011
          -------------------------------------------------------------
                 (Former address, if changed since last report)

Item 1.     Changes in Control of Registrant.

         On December 7, 2001,  the Registrant  affected the Merger  described in item 2. As a result of the Merger the Registrant issued 3,603,788 shares of common stock and 582,973 shares of Series B preferred stock of the Registrant in consideration for all of the acquired company.

         Subsequent to the merger, there were 4,433,788 shares of the Registrant's common stock outstanding and 582,973 shares of the Registrant's preferred B stock, convertible into 2 common shares for each convertible share and having full voting rights equal to their converted number of shares (1,165,946). Consequently there was an equivalent number of 5,599,734 common shares outstanding. There would be no additions to the list below if the 5% had been calculated based upon the 4,433,788 number of common shares.

         The  following  control  5% or more of the  outstanding  shares  of the
Registrant:

Lawrence J. Hoffman (1)    582,973 Series B; 1,268,000 com   =2,433,946

HFS Venture Fund I LLLP    582,973 Series B; 1,268,000 com   =2,433,946

Stephen Kann                                                  1,447,000

Satellite Investment Group, LLC (2)                             303,793

         (1) Mr. Hoffman is the Managing Member of the General Partner of HFS Venture Fund I LLLP

         (2) Satellite Investment Group, LLC's members are Robert J. Guerra, Craig A. Kleinman and Stephen A. Maguire. Each member has a membership interest of 33.33%


Item 2.  Acquisition or Disposition of Assets.

         Document Planet, Inc., a Colorado corporation and wholly owned subsidiary of the Registrant ("Merger Sub") merged with and into Document Planet, Inc. ("DPI"), a Delaware corporation, with Merger Sub being the surviving corporation and continuing its existence under the laws of the State of Colorado (the "Merger"). Articles of Merger were filed with the State of Delaware and the State of Colorado on December 7, 2001, being the Effective Date of the Merger. The terms of the Merger are set forth in an Agreement and Plan of Merger dated December 7, 2001 by and among the Registrant, the Merger Sub, and DPI. Document Planet is a technology-based media corporation currently serving the US print industry. As a result of the Merger, the Registrant is now the one hundred (100%) percent owner of DPI.

         The consideration paid to the shareholders of DPI by the Registrant for the Merger was 3,603,788 shares of Common Stock paid 2 shares of Registrant's stock per share of DPI stock, and 582,973 shares of its Class B Preferred Stock which is convertible into 1,165,946 shares of Common Stock paid to the holders of DPI Class B Preferred Stock.

Item 5.     Other Events.

         On December 7, 2001 Lawrence J. Hoffman,  Edward G. Broenniman,  Andrew
S. Prince, Linda A. Broenniman, and Vincent Mallardi were appointed directors and Robert J. Guerra, Craig A. Kleinman, and Stephen A. Maguire resigned as directors on this date. The directors elected Andrew S. Prince to serve as president and Chief Executive Officer, Linda A. Broenniman to serve as Chief Financial Officer, treasurer and secretary. The prior officers resigned.

Bios of Directors:

Andrew S. Prince
----------------
Mr. Prince has over 30 years providing senior executive leadership and vision to large and small organizations. He has focused on corporate expansions and been involved with numerous mergers & acquisitions, strategic relationships and joint ventures, including their financial and strategic structuring. Mr. Prince is and has been a manager of venture capital funds and investment banking and consulting firms. Mr. Prince has also served as Deputy Assistant Secretary of the Navy. He was responsible for the worldwide Defense Department's sea-lift logistics operations and the other operations of the Military Sealift Command.

Linda A. Broenniman
-------------------
Ms. Broenniman has over twenty five years experience of successful management experience. Ms. Broenniman spent the previous 15 years building successful entrepreneurial companies, as President/CEO and CFO, including a medical technology company, a health care information systems company, and a retail food service company. She formerly served as CFO for a NASDAQ telecommunications equipment manufacturer. As Director of Strategic Planning and Corporate Development at the corporate headquarters of a Fortune 50 company, she gained extensive corporate finance and M & A experience.

Lawrence J. Hoffman
-------------------
Mr. Hoffman is founder Chairman, and President of Hoffman, Fitzgerald & Snyder, P.C., a large regional accounting and consulting firm based in Northern Virginia. He has over twenty-five years of experience in public accounting, management consulting and investment banking. He currently serves the Firm in the capacity of Managing Director and as Director-In-Charge of the Firm's Corporate Finance and Litigation Support and Forensic Accounting Consulting Service Divisions. Mr. Hoffman is also President of HFS Capital LLC, the Firm's investment banking affiliate and HFS Venture Fund I LLLP, the Firm's affiliate venture capital fund.

Vincent Mallardi
----------------
Mr. Mallardi is a leading authority on global print media. He has over 30 years of experience as an executive and consultant in print manufacturing and marketing. His career includes management positions at: G. Riccordi, in Milan, Italy and New York; Canada Graphic Arts Information Network, Ottawa; and Schawk Graphics, Inc., Chicago. In 1984, Mr. Mallardi founded his own consulting and publishing practices, where he works with many major printing buyers and producers. He is also Chairman of the Printing Brokerage/Buyers Assocation.

Edward G. Broenniman
--------------------
Edward G. Broenniman is the Managing Director of the Piedmont Group, a venture development firm, and has over 25 years as an operating executive with Fortune 100 firms and privately held high-technology companies. He has extensive knowledge of the printing industry having worked for International Paper, Weyerhauser, Ideal Roller & Graphics, and Printing Plate Supply Company. A successful entrepreneur, Mr. Broenniman has built and sold three venture funded high-technology firms to public companies. As a venture advisor, he works with emerging firms to build their operating results and to increase their shareholder value.


Directors with Beneficial Stock Ownership and Beneficial Owners of more than 5% of the Registrant's common stock. As of December 7, 2001 there were 4,433,788 shares of the Registrant's common stock outstanding and 582,973 shares of the Registrant's preferred B stock, convertible into 2 common shares for each convertible share and having full voting rights equal to their converted number of shares (1,165,946). Consequently there was an equivalent number of 5,599,734 common shares outstanding. There would be no additions to the list below if the 5% had been calculated based upon the 4,433,788 number of shares:

Directors
Lawrence J. Hoffman (1)    582,973 Series B; 1,268,000 com   =2,433,946

Other:

HFS Venture Fund I LLLP    582,973 Series B; 1,268,000 com   =2,433,946

Stephen Kann                                                  1,447,000

Satellite Investment Group, LLC (2)                             303,793

         (1) Mr. Hoffman is the Managing Member of the General Partner of HFS Venture Fund I LLLP

         (2) Satellite Investment Group, LLC's members are Robert J. Guerra, Craig A. Kleinman and Stephen A. Maguire. Each member has a membership interest of 33.33%


Item 7.     Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired

         The required financial statements of the acquired business were not available at the time of this filing and will be provided on or about February 22, 2002.

         (b) Proforma Financial Information

         The required proforma information was not available at the time of this filing and will provided on or about February 22, 2002.

         (c) Exhibits


         EXHIBIT          ITEM


           99.1 Agreement and Plan of Merger dated December 7, 2001 by and among the Registrant, the Merger Sub, and DPI



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    December 21, 2001         By: /s/ Andrew S. Prince
                                   -----------------------------------
                                   Andrew S. Prince, President and CEO